UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2006

METROLOGIC INSTRUMENTS, INC.

(Exact name of Registrant as specified in its charter)

New Jersey	0-24172	22-1866172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Coles Road, Blackwood, New Jersey		08012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(856) 228-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 25, 2006, the Registrant issued a press release announcing its financial results for the second quarter of fiscal year 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

In the press release, the Registrant provided certain non-GAAP data reflecting the impact on its results of operations of the adoption of SFAS No. 123(R), Share-Based Payment (“123(R)”). 123(R) requires the expensing of share-based compensation cost.

The Registrant reported that gross margin was 40.3% for the three month period ended June 30, 2006, a decrease of 4.1% from the comparable period in 2005. If the Registrant had not been required to adopt 123(R), normalized gross margin would have been 40.7% for the three month period ended June 30, 2006, an increase of 0.4%. Operating expenses were $18.8 million for the three month period ended June 30, 2006, an increase of $4.4 million above the comparable period in 2005. If the Registrant had not been required to adopt 123(R), normalized operating expenses would have been $17.9 million, a decrease of $0.9 million or 4.9%. Net income was $4.4 million or $0.19 per fully diluted share for the three month period ended June 30, 2006, a decrease of $0.3 million or $0.01 per fully diluted share over the comparable period in 2005. If the Registrant had not been required to adopt 123(R), net income would have been approximately $5.1 million or $0.22 per fully diluted share for the three month period ended June 30, 2006, an increase of $0.7 million or $0.03 per fully diluted share on a normalized basis over the comparable period in 2005.

Comparable results for the second quarter 2005 do not reflect the effects of adopting SFAS No. 123(R), which was not yet in effect. The press release provides a reconciliation of GAAP-results to non-GAAP results. The non-GAAP data is intended to provide investors with a more complete understanding of the Registrant’s financial results but must be used in conjunction with the Registrant’s GAAP-results and not on a stand-alone basis.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure

See disclosure under Item 2.02.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits

Number	Description of Document

99.1	Press Release dated July 25, 2006 announcing the Registrant’s reporting of its financial results for the second quarter of fiscal year 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Metrologic Instruments, Inc. (Registrant)

July 27, 2006	By:	/s/ Kevin Bratton
	Name:	Kevin Bratton
	Title:	Chief Financial Officer